                                 SUBLEASE AGREEMENT

       This Sublease Agreement, made as of the 8th day of November, 1999 by and between SILICON GRAPHICS, INC. (hereinafter referred to as "Sublessor"), and ZAPME! CORPORATION, a Delaware Corporation (hereinafter referred to as "Sublessee").

                                    WITNESSETH:

WHEREAS, by Lease Agreement dated March 13, 1991, First Lease Addendum dated January 15, 1993, Second Lease Addendum dated July 15, 1993, Third Lease Addendum dated March 12, 1996, Fourth Lease Addendum dated September 4, 1996, Fifth Lease Addendum dated June 2, 1998 (hereinafter referred to as the ("Prime Lease"), wherein Alexander Properties Company (hereinafter referred to as the "Lessor") leased to SILICON GRAPHICS, INC., (hereinafter "Sublessor") approximately 15,789 square feet of rentable space in that certain building known as 3000 Executive Parkway, Suite 410, located at San Ramon, California 94583 (hereinafter referred to as the "Building"), at the rent and upon and subject to the terms and conditions set forth in the Prime Lease; and

WHEREAS, ZapMe! Corporation (hereinafter "Sublessee") desires to sublet from Sublessor, all of said floor space under the Prime Lease to Sublessor;

NOW, THEREFORE, the parties hereto, for themselves, their successors and assigns, mutually covenant and agree as follows:

1. DEMISED PREMISES. Sublessor does hereby sublease to Sublessee, and Sublessee does hereby sublease from Sublessor, for the term and upon the conditions hereinafter provided, approximately 15,789 square feet of rentable floor area on the first floor of the Building (such area hereinafter referred to as the "Demised Premises").

2. SPECIFICATIONS. Sublessee agrees to sublease the Demised Premises, upon and subject to the terms and conditions herein set forth in its "AS IS" condition existing on the date possession is delivered to Sublessee, without requiring any alterations, improvements, repairs or decorations to be made by Sublessor, either at the time possession is given to Sublessee or during the term of this Sublease Agreement. Sublessee represents that it has thoroughly examined the Building and the Demised Premises and accepts same in its present "AS IS" condition.

3. TERM. The term of this Sublease Agreement shall commence on January 17, 2000 ("Commencement Date"), and shall end on October 31, 2001, which said term may expire or be terminated pursuant to any of the conditions or limitations or other provisions of this Sublease Agreement, or Prime Lease, or pursuant to law. In the event Lessor's consent has not been obtained within seven (7) days of execution of this agreement, or such later date as Sublessor or Sublessee may agree to in writing, this Sublease Agreement shall be and become null and void and of no further force or effect.

4. BASE RENT. Sublessee accepts the basic rent in the schedule below and agrees to pay upon execution of this Sublease Agreement the first months rent and thereafter pay in advance the monthly rent commencing at the beginning of the term and continuing thereafter on the first day of each and every calendar month during the term of this Sublease Agreement. If the obligation of Sublessee to pay rent thereunder begins on a day other than on the first day of a calendar month, rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of the monthly installment for each day payable in advance. The monthly base rent, additional rent and any other charges herein reserved or payable shall be paid to Sublessor at:

                                   Business Integration Group
                                   1131 West Warner Road, Suite 102
                                   SGI ref 1003-06
                                   Tempe, AZ 85284

       or at such other place as Sublessor may designate in writing, in lawful money of United States of America without demand therefore and without any deduction, setoff or abatement whatsoever, except as expressly provided for in this Sublease Agreement.

       Base rent shall be as follows:


         TIME PERIOD        ANNUAL        MONTHLY       PER SQ.FT./PER MONTH

         1/17/00-10/31/01  $378,936      $31,578.00     $2.00

5. ADDITIONAL RENT. Sublessee agrees to pay to Sublessor, as additional rent under this Sublease Agreement, all utilities, operating expenses and real estate tax pass throughs charged to Sublessor by Lessor in accordance with the Prime Lease. Sublessee shall pay its proportionate share of increases in real estate taxes and operating expenses above a 2000 base year. (Sublessee's base index).

       Any additional rent which may be payable to Sublessor shall be apportioned during the year in which the term of this Sublease Agreement commences and during the year in which such term shall end, such that Sublessee shall be obligated to pay a proportionate share of such additional rental which is attributable to the number of days of the term hereof which are included in the period for which such additional rental is payable by Sublessor under the Prime Lease. Sublessor shall give Sublessee copies of all relevant statements and bills received by Sublessor pursuant to the applicable provisions of the Prime Lease, together with a statement of the amount of additional rent, if any, which Sublessee is required to pay under this paragraph. Sublessee shall pay additional rent immediately upon receipt of said statement. Sublessee shall also pay to Sublessor, as additional rent, all charges for additional services provided to Sublessee, including, without limitation, charges and fees for alterations and after-hours heating and air conditioning services. Sublessee's obligation to pay additional rent shall survive the termination of this Sublease Agreement.

6. DEPOSIT. Simultaneous with the execution of this Sublease Agreement, Sublessee shall deposit with Sublessor or the Sublessor's agent, the sum of $63,156. Said Deposit shall be held by Sublessor as a security deposit until the expiration of the sublease term. The deposit provided herein shall be considered as security for the payment and performance by Sublessee of all of Sublessee's obligations, convenants, conditions and agreements under this Sublease Agreement. In the event of any default by Sublessee hereunder, Sublessor shall have the right, but not the obligation, to apply all or any portion of the deposit to cure such default, in which event Sublessee shall be obligated to promptly deposit with Sublessor that portion of the deposit used to cure such default. In the event Sublessee fails to perform its obligations and to take possession of the Demised Premises on the appropriate commencement date provided herein, said deposit shall not be deemed liquidated damages, and application of the deposit to reduce Sublessor's damages shall not preclude Sublessor from recovering additional damages incurred by Sublessor.

7. USE. Sublessee will use and occupy the Demised Premises solely for general office purposes and in accordance with the use permitted under the Prime Lease. Without the prior written consent of Lessor and Sublessor, the Demised Premises will not be used for any other purposes.

8. ALTERATIONS. Sublessee shall not make any alterations, improvements, decorations, or installations (hereinafter called "Alterations") in or to the Demised Premises, without in each instance obtaining the prior written consent of Lessor (when required) Sublessor (in all instances) which consent by Sublessor shall not be unreasonably withheld. If any Alterations are made without consent, Lessor or Sublessor may remove same, and may correct, repair and restore the Demised Premises and any damage arising from such removal, and Sublessee shall be liable for any and all costs and expenses incurred by Lessor or Sublessor in the performance of this work. All alterations performed shall be in accordance with the Prime Lease. Further, Sublessee hereby agrees to indemnify and hold harmless Sublessor from all claims, liens, expenses or damages, including reasonable attorney's fees, to person or property which might arise by reason of any alterations or improvements made to the Premises by Sublessee.

9. SUBLESSEE IMPROVEMENT ALLOWANCE. Sublessee shall take the space in its' current "AS-IS" condition, without any Sublessee improvement allowance.

10. SUBLESSEE'S PERSONAL PROPERTY. Upon the expiration or earlier termination of this Sublease Agreement, Sublessee shall remove all of its furniture, furnishings, equipment, or trade fixtures and shall repair all damage resulting from such removal or its use of the Demised Premises, and shall surrender the Demised Premises, as so required, in good condition, subject only to reasonable wear and tear, and in accordance with the provisions of the Prime Lease. The obligations of Sublessee as herein provided shall survive the termination of this Sublease Agreement.

11. TERMS OF PRIME LEASE. All of the terms, provisions, covenants and conditions of the Prime Lease, a copy of which is attached hereto as Exhibit "A", and is incorporated herein by reference, are superior to this Sublease Agreement, except as herein otherwise expressly provided. Sublessee in executing this Sublease Agreement agrees to be bound by each and every term, condition and covenant contained in the Prime Lease.

       As between Sublessor and Sublessee, Sublessee hereby assumes all of the obligations of the Sublessor, as the Lessee, under the Prime Lease, but only to the extent they are applicable to the Demised Premises after the Commencement Date EXCLUDING THE PAYMENT OF RENT. Sublessee shall obtain and maintain all insurance types and coverages as specified in the Prime Lease to be obtained and maintained by Sublessor, as lessee, in amounts not less than those specified in the Prime Lease. Any such policy(s) shall name Sublessor as an additional named insured under said policy(s). Sublessee's insurance shall be primary over Lessor's and Sublessor's insurance. Sublessee will deliver to Sublessor concurrently with the execution of this Sublease Agreement, and annually, certificates reflecting that Sublessee has obtained and is maintaining the required insurance coverage's in the appropriate amounts.

       Notwithstanding anything in this Sublease Agreement to the contrary, Sublessee agrees that Sublessor shall not be obligated to furnish to Sublessee any services of any nature whatsoever, including, without limitation, the furnishing of heat, electrical energy, air conditioning, elevator service, cleaning, window washing, or rubbish removal services. Sublessor, however, shall be obligated to take commercially reasonable actions necessary to obtain the performance of and furnishing of such services for the Demised Premises by Lessor pursuant to the terms of the Prime Lease. Additionally, under no circumstances shall Sublessee be entitled to any rental abatement or self help reimbursement due to a loss of services for Lessors failure to provide same, unless expressly provided for in the Prime Lease. In the event Sublessor obtains said rental abatement or reimbursements, any amount (less any cost and expenses) shall be passed through to Sublessee.

       Sublessor shall have all of the rights of Lessor under the Prime Lease as against Sublessee and, as between the parties hereto, Sublessor agrees to observe and perform the terms, covenants and conditions on its part to be observed and performed thereunder as well as those applicable terms, covenants and conditions to be observed and performed by Lessor under the Prime Lease with respect to the Demised Premises. Sublessee shall have all of the rights of Lessee under the Prime Lease unless excepted herein.

       Sublessee acknowledges that is has received a true copy of the Prime Lease, that it has reviewed same, and that it is familiar with the contents thereof.

12. SUBLESSEE'S COVENANTS. Sublessee covenants and agrees that Sublessee will not do anything which would constitute a default under the Prime Lease or omit to do anything which Sublessee is obligated to do under the terms of this Sublease Agreement and which would constitute a default under the Prime Lease. Sublessor represents and warrants that as of the execution of this Sublease Agreement, Sublessor is not in default of the Prime Lease and, if after the execution of this Sublease Agreement, Sublessor is in default of the Prime Lease, Sublessor shall pay those reasonable costs and expenses actually incurred by Sublessee as a result of any such breach or default. Sublessor represents and warrants that the attached copy of the Prime Lease is true, correct and complete.

13. INDEMNIFICATION. Sublessee shall and hereby does indemnify and hold Lessor and Sublessor harmless from and against any and all actions, claims, demands, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) asserted against, imposed upon or incurred by Lessor or Sublessor by reason of (a) any violation caused, suffered or permitted by Sublessee, its agents, servants, employees or invitees. Further, Sublessee shall indemnify, defend and hold Sublessor and Lessor harmless from and against any all loss, cost, liability, damage or expense including reasonable attorney's fees, which either may incur or sustain or which may be asserted against either by reason of any liability Sublessor or Lessor may incur for clean up, restoration costs, fines, or penalties resulting from the violation of any environmental law or regulation caused by Sublessee, its employees, agents and contractors, arising out of Sublessee's use of the Premises. Sublessee shall operate is business in the Premises in compliance with all environmental laws or regulations including, but not limited to obtaining all required permits or licenses, if any, when required.

14. LIMITATIONS. Notwithstanding anything contained to the contrary herein, Sublessee shall not have the right to any renewal or, expansion options, to sublease or assign all or any portion of the Demised Premises. Additionally, Sublessee shall not take any action(s) which will subject Sublessor to any additional costs without first obtaining Sublessor's written consent (i.e., additional services).

15. BROKERS. Sublessor and Sublessee represent to each other that neither has dealt with any broker or consultant in connection with this Sublease Agreement other than Cornish & Carey, acting in a dual agency capacity representing both Sublessor and Sublessee, or Cushman & Wakefield, acting on behalf of Sublessor, and that no other fees or real estate commissions have been earned by any party other than Cornish & Carey and Cushman & Wakefield. Sublessee hereby agrees to indemnify and hold Sublessor harmless for any and all claims or liabilities for commissions or fees arising from a breach of this representation by Sublessee. Any commission or fees owed shall be paid by Sublessor pursuant to a separate agreement.

16. ENTIRE AGREEMENT. This Sublease Agreement contains all of the covenants, agreements, terms, provisions, conditions, warranties and understandings relating to the leasing of the Demised Premises and Sublessor's obligations in connection therewith. Sublessee in executing and delivering this Sublease Agreement is not relying upon any warranties, representations, promises or statements whatsoever or of any kind, except to the extent expressly set forth in this Sublease Agreement. All understandings and agreements, if any, between the parties are merged in this Sublease Agreement, which alone fully and completely expresses the agreement of the parties. The failure of Sublessor to insist in any instance upon the strict keeping, observance or performance of any covenant agreement, term, provision or condition of this Sublease Agreement or Prime Lease, or to exercise any election contained therein, shall not be construed as a waiver or relinquishment for the future enforcement of such covenant, agreement, term provision, condition or election, but the same shall continue and remain in full force and effect. No waiver or modification of any covenant, agreement, term, provision or condition of this Sublease Agreement, or the Prime Lease, shall be deemed to have been made unless expressed in writing and signed by Lessor and Sublessor. No surrender of possession of the Demised Premises or of any part thereof or of any remainder of the term of this Sublease Agreement shall release Sublessee from any of its obligations thereunder unless accepted by Sublessor in writing except as provided in the Prime Lease for condemnation, fire and casualty, or service interruption. The receipt and retention by Sublessor of monthly base rent or additional rent from anyone other than Sublessee shall not be deemed a waiver of the breach by Sublessee of any covenant, agreement, term, or provision of this Sublease Agreement, or as the acceptance of such other person as a Sublessee, or as a release of Sublessee from the further keeping, observance or perfomance by Sublessee of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by Sublessor of monthly base rent or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed a waiver of such breach.

17. SUCCESSOR AND ASSIGNS. The respective rights and obligations provided in this Sublease Agreement shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successor and assigns.

18. NOTICES. Any and all communications delivered hereunder shall be sent in writing, hand delivered, by registered or certified mail, return receipt requested, first class postage paid, or sent postage prepaid by a reputable air courier service that provides written notice of delivery addressed as follows: If to Lessor, Alexander Properties Company, P.O. Box 640 One Annabel Lane, San Ramon, CA 94583, and if to Sublessor, SGI c/o C&W/Business Integration Group, 1131 W. Warner Road, suite 111, Tempe, AZ 85284, if to Sublessee at the leased premises.

19. DELIVERY OF THE DEMISED PREMISES. Sublessor shall deliver the Demised Premises to Sublessee by the Commencement Date free of Sublessor's personal property, except as specifically provided for herein, and in a "broom clean" condition. Sublessee shall have access to the Demised Premises upon mutual execution of the Sublease Agreement and Lessors consent of the Sublease Agreement to begin moving small items into the Demised Premises provided Sublessee does not interfere with Sublessor's move-out. All provisions of this Sublease Agreement (including, but not limited to all insurance and indemnification provisions) shall be in full force and effect as of the date of Lessor's consent. Should term commence later than January 31, 2000 for reasons within Sublessors sole control, Sublessor agrees to credit Sublessee's rent by 150% per day of delay to be applied upon commencement of term.

20. NO SMOKING. Sublessee understands and agrees that there shall be no smoking in the Demised Premises and the Building.

21. REPRESENTATION BY SUBLESSEE. Sublessor and Sublessee warrant that the signatories to this Sublease Agreement are authorized to sign this Sublease Agreement on behalf of each party, and legally bind them hereunder.

22. NO HOLDOVER. Sublessee shall not have the right to holdover in the Demised Premises at the expiration of the Sublease term. In the event Sublessor suffers any damages or costs whatsoever as a result of any holdover by Sublessee, Sublessee shall bear such costs and shall indemnify Sublessor for all costs and damages resulting from such holdover.

23. ATTORNEYS FEES. Should either party bring an action against the other to enforce the terms, conditions or covenants of this Sublease Agreement, or for a breach thereof, then the prevailing party shall be entitled to recover its reasonable attorney fees and court costs in such action.

24. PARKING. Sublessee shall be entitled to all parking rights, if any, granted under the Prime Lease (including parking ratio and type, parking charges and parking abatement).

25. LESSOR'S CONSENT. This Sublease Agreement shall be contingent upon obtaining the written consent of Lessor.

IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this Sublease Agreement as of the day and year first above written.

SUBLESSOR:  SILICON GRAPHICS, INC.

By:    /s/ James L. Morgensen
       ------------------------------------------
       James L. Morgensen

Title: Director of Facilities and Services
       ------------------------------------------
Date: 11/9/99
      -------------------------------------------

SUBLESSOR:  ZapMe! Corporation

By:    /s/ Robert Stroffregen
       ------------------------------------------
       Robert Stroffregen

Title: Chief Financial Officer and Secretary
       ------------------------------------------
Date:  11/3/99
       ------------------------------------------

                                FIFTH LEASE ADDENDUM

       THIS FIFTH LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 2ND DAY OF JUNE, 1998, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SILICON GRAPHICS, INC., A DELAWARE CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

       IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED
MARCH 13, 1991, FIRST LEASE ADDENDUM DATED JANUARY 15, 1993, SECOND LEASE ADDENDUM DATED JULY 15, 1993, THIRD LEASE ADDENDUM DATED MARCH 12, 1996, FOURTH LEASE ADDENDUM DATED SEPTEMBER 4, 1996 (HEREINAFTER COLLECTIVELY REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:

Section 20.   MISCELLANEOUS

       THE FOLLOWING SUBSECTION 20.28 IS HEREBY ADDED TO THE LEASE:

       Subsection 20.28 SATELLITE ANTENNA. Subject to compliance with the provisions of this Lease and applicable Laws, Tenant may install on the roof of the Building at a location designated or approved by Landlord an electronic satellite dish or antenna (not to exceed eight (8) feet in diameter) and associated cabling and equipment (collectively the "System") for data communications used in the conduct of Tenant's business in the Premises. Tenant's right to install and maintain any such System is non-exclusive; Landlord may grant similar or additional rights to others. Prior to any such installation Tenant shall furnish detailed plans and specifications for the installation to Landlord for approval, which approval shall not be unreasonably withheld or delayed. The size, location and installation of the antenna shall conform to all existing and future Laws. Upon approval, the System shall be installed, at Tenant's expense, and the installation shall be attractively screened if so required by Landlord or applicable Laws. Landlord may require use of a non-penetrating roof mount. If reasonably requested by Landlord, a roofing company acceptable to Landlord shall at Tenant's expense install an appropriate base upon which Tenant's installation shall be mounted. All aspects and phases of Tenant's installation, including the antenna, any associated electronic or other equipment, wiring, roof mount and base, shall at all times be subject to supervision and approval by Landlord (solely to protect Landlord's interests; Landlord shall have no obligation to Tenant to exercise any such power of supervision or approval). Tenant shall be responsible for procuring whatever consents, approvals, licenses or permits may be required for the use or operation of Tenant's System. Landlord makes no warranties or representations as to the permissibility of any such installation by Tenant. All costs and expenses incurred in connection with any such installation or proposed installation by Tenant, including any cost or expenses incurred by Landlord in connection with review or supervision, shall be borne by Tenant. Tenant shall reimburse Landlord for all charges for electricity or other utilities used in connection with Tenant's operation of the System. Tenant shall be permitted access to the area on the roof where any such installation may be made as necessary for the installation and maintenance thereof. Tenant shall at all times and at Tenant's sole expense be responsible for proper maintenance of any such installation and all governmental permits and approvals required in connection therewith
(including compliance with any and all conditions attached thereto). Any such installation and the roof area on which it is located shall be deemed to be part of the Premises for purposes of Tenant's insurance and indemnification obligations under Sections 11 and 12. If any such installation or use thereof by Tenant interferes in any manner with the ability of other tenants or occupants of the Building to communicate in any manner (whether by telephone, radio, telex, telecommunication, television, microwave, computer or otherwise), then Tenant shall do whatever is necessary to stop such interference (including, if necessary, removing the System from the Building). Tenant may at any time, and shall at expiration or earlier termination of the Term, remove the System, restore the Building to the condition existing prior to Tenant's installation, and repair any damage caused by Tenant's installation or removal. Tenant shall pay to Landlord as additional Rent for the use of the rooftop area, TWO HUNDRED AND NO/100 ($200.00) per month. Rent shall not commence until after the first month following the actual installation of the Satellite Dish.

       With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                               TENANT

ALEXANDER PROPERTIES COMPANY,          SILICON GRAPHICS, INC.,

A CALIFORNIA PARTNERSHIP               A DELAWARE CORPORATION

By:                                    By:
     ------------------------------          ----------------------------
Title:                                 Title:
       ----------------------------           ---------------------------
Date:                                  Date:
     ------------------------------         -----------------------------
                                       Regarding:

                                       Bishop Ranch 8, Building Q
                                       3000 Executive Parkway
                                       Suites 410, 408 & 430
                                       San Ramon, CA  94583

                               FOURTH LEASE ADDENDUM

       THIS FOURTH LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 4TH DAY OF SEPTEMBER, 1996, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SILICON GRAPHICS, INC., A DELAWARE CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

       IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED MARCH 13, 1991, FIRST LEASE ADDENDUM DATED JANUARY 15, 1993, SECOND LEASE ADDENDUM DATED JULY 15, 1993, AND THIRD LEASE ADDENDUM DATED MARCH 12, 1996 (HEREINAFTER REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:

Section 1.    PREMISES

       Subsection 1.1       DESCRIPTION.  The size of the Premises is hereby
increased by 5,847 rentable square feet, located on the fourth floor of 3000 EXECUTIVE PARKWAY, consisting of SUITES 408 AND 430 (hereinafter referred to as "EXPANSION SPACE B") for a new total of 15,789 rentable square feet as shown on the attached Exhibit A, effective on the date (the "COMMENCEMENT DATE") that Landlord delivers EXPANSION SPACE B to Tenant or is deemed to have delivered EXPANSION SPACE B to Tenant under the terms of the Work Letter attached to this Fourth Lease Addendum. The COMMENCEMENT DATE is scheduled to occur on NOVEMBER 10, 1996 (hereinafter referred to as the "SCHEDULED COMMENCEMENT DATE").

                      (a) ACKNOWLEDGMENT OF COMMENCEMENT DATE. Upon determination of the COMMENCEMENT DATE, Landlord and Tenant shall execute a written acknowledgment of the COMMENCEMENT DATE in the form attached hereto as Exhibit G.

       Subsection 1.2       WORK OF IMPROVEMENT.  Landlord shall perform the
work and pay for the cost of the "Suite Improvements" (as such term is defined in the Work Letter attached hereto as Exhibit B) for improving the Premises up to a maximum amount of TWO HUNDRED EIGHTY-FOUR THOUSAND FOUR HUNDRED EIGHTY AND NO/100 DOLLARS ($284,480.00 OR $20.00 PER USABLE SQUARE FOOT). Any cost in excess of this amount is to be paid for by Tenant to Landlord within thirty (30) days from Tenant's receipt of Landlord's invoice for said work.

Section 2.    TERM

       Subsection 2.1       TERM.  The expiration date of the term of this Lease
is hereby extended from OCTOBER 30, 1996 to OCTOBER 31, 2001.

Section 3.    RENT

       Subsection 3.1       RENT.  The Base Rent shall hereby increase from
FIFTEEN THOUSAND ONE HUNDRED SIXTY-EIGHT AND 50/100 DOLLARS ($15,168.50) per month to THIRTY-ONE THOUSAND FIVE HUNDRED SEVENTY-EIGHT AND NO/100 DOLLARS ($31,578.00) per month effective on the Effective Date.

       Subsection 3.3       RENT CREDIT.  Landlord hereby grants Tenant with a
Rent Credit in an amount equal to THIRTY THOUSAND AND NO/100 DOLLARS ($30,000.00) which, at Tenant's option, may be used to offset Rent when due or taken in cash and utilized by Tenant to pay its real estate broker or consultant. In the event Tenant elects to take said Rent Credit as a cash contribution from Landlord, said Rent Credit shall be due and payable to Tenant upon execution of this Addendum.

Section 5.    TAX AND BUILDING OPERATING COST INCREASES

       Subsection 5.2       TENANT'S SHARE.  Tenant's Share of Building
Operating Costs shall be increased from 4.72% to 7.50%. The Expense stop shall be adjusted to $7.65 per square foot per annum. The change in Tenant's Share and the Expense Stop will become effective on the COMMENCEMENT DATE.

Section 20.   MISCELLANEOUS

       Subsection 20.24     RIGHT OF FIRST REFUSAL.  Landlord hereby grants
Tenant with a Right of First Refusal to lease the premises as shown on Exhibit A shown as the "Right of First Refusal Space." In order for Tenant to exercise this Right of First Refusal, Tenant must, within seven (7) business days from Landlord's written notice to Tenant of Landlord's intent to lease said Right of First Refusal Space, notify Landlord in writing whether it will exercise said Right. In the event Tenant exercises its Right, the Base Rental Rate, Expense Stop and Tenant Improvement Allowance shall be the same as offered to another party who has expressed their intent to lease said space, and the Term shall be the same as that offered to the other party. In the event Tenant, upon notification from Landlord, does not exercise its Right of First Refusal, Tenant shall be deemed to have waived its Right and have no further rights to lease said space.

       Subsection 20.25 OPTION TO RENEW. Subject to the provisions of this Subsection 20.25, Landlord hereby grants Tenant with one (1) , five (5) year Option to Extend the Term of this Lease. Tenant's notice of its election to exercise the Option to Extend must be given to Landlord in writing at least ten
(10) months prior to the expiration date of the then current Term. Tenant must exercise its Option to Extend for the entire Premises.

                      (a) RENT. Base Rent for the Option period shall be set at Fair Market Value at the time Tenant exercises its Option to Extend, but in no event less than $24.00 per rentable square foot per year. Fair Market Value is described in (b) below.

                      (b) FAIR MARKET VALUE. The Term "Fair Market Value" used in this Lease shall mean the annual rental rate being charged in the general area of the buildings in San Ramon and Walnut Creek for space comparable to the space for which Fair Market Value is to be determined, taking into consideration use, location and floor level within the applicable building, the location, size of tenancy, quality and age of the building, the definition of rentable area or net rentable area, as the case may be, with respect to which such rental rates are computed for renewal tenants, leasehold improvements provided for renewal tenants, rental concessions for renewal tenants, the date the particular rate under consideration became effective, the term of the lease under consideration, the extent of services provided thereunder, applicable distinctions between "gross" leases and "net" leases, expense stop figures for escalation purposes, and other adjustments to base rental, and any other relevant term or condition in making such evaluation, including bona fide written offers made to Landlord by third parties at arms length to lease the same or comparable space for which the Fair Market Value is being determined.

                      (c) Within thirty (30) days following Tenant's notice to Landlord to extend the term of this Lease, Landlord shall notify Tenant of the proposed Fair Market Value. Tenant shall have thirty (30) days following receipt of Landlord's notice in which to:

                            (1)    accept such determination; or

                            (2)    elect to have such determination made by
arbitration as described below; or

                            (3)    withdraw its notice of exercise of Option to
Extend.

                            If Tenant fails to notify Landlord of its election
within said thirty (30) day period, Tenant shall be deemed conclusively to have withdrawn its notice of exercise of Option to Extend the Lease and the Lease shall terminate on the Term Expiration Date as if such notice was never given. If Tenant elects to have such determination made by arbitration, then:

                                   (i) Within ten (10) days after Landlord
receives Tenant's notice of its election to have such determination made by arbitration, Landlord and Tenant shall each appoint and employ, at its cost, a real estate appraiser (who shall be licensed in the state where the Demised Premises are located and be a member of the American Institute of Real Estate Appraisers (MAI) with at least ten (10) years of full time commercial appraisal and real estate marketing experience in the immediate area where the Demised Premises are located) to appraise and establish the Fair Market Value.

                                   (ii) The two appraisers, thus appointed,
shall meet promptly and attempt to agree upon and designate a third appraiser meeting the qualifications set forth above within ten (10) days after the date of appointment of the last of the two appraisers.

                                   (iii) If the two appraisers are unable to
agree on the third appraiser, either of the parties, after giving five (5) days' notice to the other, shall request the American Arbitration Association in the county in which the Premises are located to appoint such independent third appraiser who shall be of similar affiliation or background of the appraisers aforementioned. Each of the parties shall bear one-half of the cost of the appointment of the third appraiser and of the third appraiser's fee.

                                   (iv) Within thirty (30) days after the
selection of the third appraiser, a majority of the appraisers shall agree upon the Fair Market Value. If a majority of the appraisers are unable to agree within the stipulated time, then each appraiser shall render his/her separate appraisal within such time, and the three appraisals shall be averaged in order to establish such rate; provided, however, if the low appraisal and/or the high appraisal are more than ten (10%) percent lower and/or higher than the middle appraisal, the low appraisal and/or high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be averaged in order to establish such Fair Market Value. If both the low appraisal and the high appraisal are disregarded, the middle appraisal shall establish the Fair Market Value. After the Fair Market Value has been established, the appraisers shall immediately notify the parties in writing.

                      (d) NOTICE. In the event Tenant does not provide Landlord with written notice of its intent to exercise this Option to Extend within the aforementioned time frame, Tenant shall be deemed to have waived its Option to Extend.

                      (e)   OPTIONS ARE PERSONAL.  Except as permitted in
Section 15 of this Lease, the Option to Extend is Personal to the Tenant executing this Lease and are otherwise not assignable or transferrable.

       Subsection 20.26     RIGHT TO RELOCATE.  Tenant is hereby granted the
right, at Tenant's expense, to have Landlord relocate the tenant occupying the Right of First Refusal Space (Q-440). In order for Tenant to exercise this Right, Tenant must provide Landlord with at least seven (7) months' prior written notice that it wishes Landlord to relocate such tenant. In the event Tenant provides Landlord with such written notice, the Premises will be leased in their as-is, broom clean condition. The rental rate will be set at Fair Market Value, but in no event less than $24.00 per rentable square foot, and the Lease term shall be conterminous with the expiration date set forth herein.

       Subsection 20.27     SIGNAGE RIGHTS.  Landlord hereby grants Tenant with
the right, at Tenant's sole expense, to "Building Standard" monument signage. Upon written request from Tenant and approval by Tenant of the cost of such monument signage, Landlord will, within 45 days from receipt of such request, install the monument signage.

       With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                                   TENANT

ALEXANDER PROPERTIES COMPANY,              SILICON GRAPHICS, INC.,

A CALIFORNIA PARTNERSHIP                   A DELAWARE CORPORATION

By:                                        By:
   -------------------------                  ---------------------------
Title:                                     Title:
      ----------------------                     ------------------------
Date:                                      Date:
     -----------------------                    -------------------------
                                           Regarding:

                                           Bishop Ranch 8, Building Q
                                           3000 Executive Parkway, Suite 410
                                           Expansion Space B (Suites 408 & 430)
                                           San Ramon, CA  94583

                         EXHIBIT B TO FOURTH LEASE ADDENDUM

                         ATTACHED TO AND FORMING A PART OF

                                  LEASE AGREEMENT
                           DATED AS OF SEPTEMBER 4, 1996
                                      BETWEEN
                     ALEXANDER PROPERTIES COMPANY, AS LANDLORD,
                                        AND
                  SILICON GRAPHICS, INC., A DELAWARE CORPORATION,
                                AS TENANT ("LEASE")

                                    WORK LETTER

       1. SUITE IMPROVEMENTS. Landlord shall with reasonable diligence construct and install in EXPANSION SPACE B the improvements and fixtures provided for in this Construction Rider ("Suite Improvements").

              1.1.   PLANS.

                     Tenant will submit to Landlord the following plans:

                     (a) On or before AUGUST 31, 1996, Tenant will submit to Landlord a Space Plan showing details and specifications sufficient to permit Landlord's contractor and subcontractors to price the Suite Improvements. Such plans shall hereinafter be referred to as the "Pricing Plans." Within seven (7) days from Landlord's receipt of Tenant's approved Pricing Plans, Landlord will provide Tenant with a price to complete the scope of work as shown on said Pricing Plans.

                     (b) The Pricing Plans will become the Construction Documents, hereinafter referred to as the "Construction Documents" and shall be used by Landlord to complete the construction of Tenant's Suite Improvements. In all events said Construction Documents must be approved by Tenant no later than SEPTEMBER 15, 1996. In the event Landlord has not received Tenant's approved Construction Documents by SEPTEMBER 15, 1996, such delay will be considered a Tenant Delay unless such delay was caused by Landlord.

              1.2. CONSTRUCTION. Upon Landlord's receipt of the Final Construction Documents, approved by Tenant, Landlord shall proceed with reasonable diligence to cause the Suite Improvements to be Substantially Completed on or prior to the Scheduled Commencement Date. The Suite Improvements shall be deemed to be "Substantially Completed" when they have been completed in accordance with the Final Construction Documents except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural "punch list". (The definition of Substantially Completed shall also define the terms "Substantial Completion" and "Substantially Complete.")

              1.3. COST OF SUITE IMPROVEMENTS. See Section 1.2 of this Second Lease Addendum.

              1.4.   TENANT DELAYS.

                     Tenant shall be responsible for, and shall pay to Landlord, any and all direct costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Suite Improvements and any increase in the cost of Suite Improvements (whether or not Above-Standard) caused by (i) Tenant's failure to cause the Space Planner to deliver the items described above within the time periods required above, (ii) the failure of Landlord to receive Final Construction Documents before SEPTEMBER 15, 1996,
(iii) Above-Standard Suite Improvements requested by Tenant, (iv) any changes or modifications in the work requested by Tenant following approval of the Final Construction Documents, (v) Tenant's early entry onto EXPANSION SPACE B as described in Paragraph 3 hereof, or (vi) any other delay requested or caused by Tenant (collectively, "Tenant Delays"). Notwithstanding the foregoing, no Tenant Delay shall be deemed to have occurred unless it actually causes a Delay and until Landlord gives written notice to Tenant specifying the action, inaction or occurrence constituting the Tenant Delay and the number of days of such Tenant Delay ("Tenant Delay Notice"). Notwithstanding anything to the contrary, in the event of a Tenant Delay, Rent shall commence on the Scheduled Commencement Date; however, in the event the delay in Substantial Completion is caused by Landlord, the Scheduled Commencement Date shall be adjusted by one (1) day for every day of Landlord caused delay.

       2. COMMENCEMENT OF TERM. Upon Substantial Completion of the Suite improvements, Landlord shall deliver possession of EXPANSION SPACE B to Tenant. The Commencement Date will be the earlier of Substantial Completion of the Suite Improvements or the date Landlord would have completed EXPANSION SPACE B and tendered EXPANSION SPACE B to Tenant if Substantial Completion had not been delayed by the number of days specified in any and all Tenant Delay Notices given by Landlord as described in Paragraph 1.4.

       3. ACCESS TO EXPANSION SPACE B. Landlord, at its reasonable discretion, shall allow Tenant or Tenant's Representatives to enter EXPANSION SPACE B prior to the Substantial Completion to permit Tenant to make EXPANSION SPACE B ready for its use and occupancy; provided, however, that prior to such entry of EXPANSION SPACE B, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance, as described in Paragraph 12 of the Lease, shall be in effect as of the time of such entry. Such permission may be revoked at any time upon twenty-four (24) hours' written notice, and Tenant or its Representatives shall not interfere with Landlord or Landlord's contractor in completing the Building or the Suite Improvements. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in EXPANSION SPACE B prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry of EXPANSION SPACE B by Tenant or its Representatives, unless such injury, loss, or damage is the result of Landlord's or its representatives' negligence, omissions, or willful misconduct.

       4. OWNERSHIP OF SUITE IMPROVEMENTS. All Suite Improvements permanently affixed to the real property, whether or not Above-Standard, and whether installed by Landlord or Tenant, shall become a part of EXPANSION
SPACE B, shall be the Property of Landlord and, unless Landlord elects otherwise as provided in the Lease, shall be surrendered by Tenant with EXPANSION SPACE B, without any compensation to Tenant, at the expiration or termination of the Lease.

                               EXHIBIT C - SPACE PLAN





                                   TO BE PROVIDED

                                  ALEXANDER
                              PROPERTIES COMPANY

One Annabel Lane   Post Office Box 640   San Ramon, California 94583   Fax
510/866-1330   Tel 510/866-0100

                                     EXHIBIT G

                       COMMENCEMENT OF FOURTH LEASE ADDENDUM

It is hereby agreed to that as of __________, 199__, Expansion Space B (Suites 408 and 430) located at 3000 Executive Parkway, described in the Fourth Lease Addendum dated __________, 199__, by and between ALEXANDER PROPERTIES COMPANY as Landlord and SILICON GRAPHICS, INC. as Tenant, were occupied by Tenant and that said Fourth Lease Addendum is in full force and effect.





ACKNOWLEDGED AND ACCEPTED:

LANDLORD                                     TENANT

ALEXANDER PROPERTIES COMPANY,                SILICON GRAPHICS, INC.,
a California partnership                     a Delaware corporation

By:                                          By:
   ----------------------------------           --------------------------------
Title:                                       Title:
      -------------------------------              -----------------------------
Date:                                        Date:
     --------------------------------             ------------------------------

                                THIRD LEASE ADDENDUM

       THIS THIRD LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 12TH DAY OF MARCH, 1996, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SILICON GRAPHICS, INC., A DELAWARE CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

       IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED MARCH 13, 1991, FIRST LEASE ADDENDUM DATED JANUARY 15, 1993, AND SECOND LEASE ADDENDUM DATED JULY 15, 1993, (HEREINAFTER REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:

Section 2.    TERM

       Subsection 2.1       TERM.  The expiration date of the term of this Lease
is hereby extended from APRIL 30, 1996 to OCTOBER 30, 1996.

       With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                                     TENANT

ALEXANDER PROPERTIES COMPANY,                SILICON GRAPHICS, INC.,
A CALIFORNIA PARTNERSHIP                     A DELAWARE CORPORATION

By:                                          By:
   ----------------------------------           --------------------------------
Title:                                       Title:
      -------------------------------              -----------------------------
Date:                                        Date:
     --------------------------------             ------------------------------


                                             Regarding:

                                             Bishop Ranch 8, Building Q
                                             3000 Executive Parkway, Suite 410
                                             San Ramon, CA  94583

                               SECOND LEASE ADDENDUM

       THIS SECOND LEASE ADDENDUM IS MADE AND ENTERED INTO THIS ______ DAY OF ________, 1993, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SILICON GRAPHICS, INC., A DELAWARE CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

       IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED MARCH 13, 1991, AND FIRST LEASE ADDENDUM DATED JANUARY 15, 1993, (HEREINAFTER REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:

Section 1.    PREMISES

       Subsection 1.1       DESCRIPTION.  The size of the Premises is hereby
increased by 3,670 rentable square feet (hereinafter referred to as the "Expansion Space") for a new total of 9,942 rentable square feet as shown on the attached Exhibit A, effective August 1, 1993 (hereinafter referred to as the "Effective Date").

       Subsection 1.2       WORK OF IMPROVEMENT.  Landlord shall perform the
work and pay for the cost of improving the Expansion Space as shown on the attached Exhibit C (space plan) up to an amount equal to ELEVEN AND 42/100 DOLLARS ($11.42) per usable square foot in the Expansion Space, but in no event to exceed THIRTY-SEVEN THOUSAND SEVEN HUNDRED FIFTY-NINE AND NO/100 DOLLARS ($37,759.00). In the event Landlord is required by code to install additional smoke detectors or a new fire panel in the Expansion Space, said work shall be completed by Landlord at Landlord's sole cost and expense.

Section 3.    RENT

       Subsection 3.1       RENT.  The Base Rent shall hereby increase from
EIGHT THOUSAND TWO HUNDRED NINETY-FIVE AND NO/100 DOLLARS ($8,295.00) per month to THIRTEEN THOUSAND NINE HUNDRED EIGHTY-THREE AND 50/100 DOLLARS ($13,983.50) per month effective on the Effective Date.

       Subsection 3.2       ADJUSTMENTS TO BASE RENT.  The Base Rent shall be
adjusted to FIFTEEN THOUSAND ONE HUNDRED SIXTY-EIGHT AND 50/100 DOLLARS ($15,168.50) per month effective at the commencement of the 37th month of the Lease term.

Section 5.    TAX AND BUILDING OPERATING COST INCREASES

       Subsection 5.2       TENANT'S SHARE.  Tenant's percentage share of
Building Operating Costs shall be increased by 1.74% (Tenant's percentage share on the Expansion Space) to 4.72%. The expense stop for the Expansion Space shall be $6.60 per square foot per annum. The change in Tenant's percentage share will become effective on the Effective Date.

Section 20.   MISCELLANEOUS

       Subsection 20.20     RIGHT TO TERMINATE.  Tenant hereby waives its rights
to Subsection 20.20.

       Subsection 20.23     RENTAL CREDIT.  Landlord hereby grants Tenant a
rental credit in the amount of EIGHT THOUSAND SEVEN HUNDRED SIXTY-NINE AND 96/100 DOLLARS ($8,769.96). Said rental credit may be used by Tenant at anytime after Tenant takes occupancy of the Expansion Space.

       With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                           TENANT

ALEXANDER PROPERTIES COMPANY,      SILICON GRAPHICS, INC.,
A CALIFORNIA PARTNERSHIP           A DELAWARE CORPORATION

By:__________________________      By:______________________________

Title:_______________________      Title:___________________________

Date:________________________      Date:____________________________

                                   Regarding:

                                   Bishop Ranch 8, Building Q
                                   3000 Executive Parkway, Suite 410
                                   San Ramon, CA  94583

                                FIRST LEASE ADDENDUM

       THIS FIRST LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 15TH DAY OF JANUARY, 1993, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SILICON GRAPHICS, INC., A DELAWARE CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

       IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED MARCH 13, 1991, (HEREINAFTER REFERRED TO AS "LEASE"). THE MODIFICATIONS UNDER THIS ADDENDUM, EFFECTIVE JANUARY 1, 1993, ARE AS FOLLOWS:

Section 1.    PREMISES

       Subsection 1.1       DESCRIPTION.  The square footage is hereby amended
from 5,650 usable square feet to 6,272 rentable square feet.

Section 5.    TAX AND BUILDING OPERATING COST INCREASES

       Subsection 5.2       TENANT'S SHARE.  Tenant's Share is hereby restated
and amended as follows: In the event the Building Operating Costs incurred by Landlord during any calendar year following the Base Year shall exceed the Building Operating Costs "expense stop" of $5.41 per rentable square foot of the Premises, Tenant shall pay to Landlord the amount of such excess. Tenant's share of Building Operating Costs shall be computed based upon a rentable area of the Building of 210,526 square feet and a rentable area of the Premises of 6,272 square feet for a percentage of 2.98%.

       With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                           TENANT

ALEXANDER PROPERTIES COMPANY,      SILICON GRAPHICS, INC.,
A CALIFORNIA PARTNERSHIP           A DELAWARE CORPORATION

By:__________________________      By:______________________________

Title:_______________________      Title:___________________________

Date:________________________      Date:____________________________

                                   Regarding:

                                   Bishop Ranch 8, Building Q
                                   3000 Executive Parkway, Suite 410
                                   San Ramon, CA  94583

                                     ALEXANDER
                                 PROPERTIES COMPANY

Post Office Box 640  One Annabel Lane  San Ramon, California 94583  415/866-0100

                                     EXHIBIT G

                               COMMENCEMENT OF LEASE

It is hereby agreed to that as of MAY 1, 1991, the Premises located at 3000 EXECUTIVE PARKWAY, Suite 410, described in the Lease Agreement dated
MARCH 13, 1991, by and between ALEXANDER PROPERTIES COMPANY as Landlord and SILICON GRAPHICS, INC. as Tenant, were occupied by Tenant and that said Lease is in full force and effect.

ACKNOWLEDGED AND ACCEPTED:

LANDLORD                           TENANT

By:__________________________      By:______________________________

Title:_______________________      Title:___________________________

                               SILICON GRAPHICS, INC.

                         BUILDING LEASE - TABLE OF CONTENTS

DESCRIPTION                                                                      PAGE
1.     PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.     TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

3.     RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

4.     SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

5.     TAX AND BUILDING OPERATING COST INCREASES . . . . . . . . . . . . . . . . . .3

6.     USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

7.     SERVICE AND UTILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

8.     MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS. . . . . . . . . . . . . .7

9.     ENTRY BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

10.    LIENS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

11.    INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

12.    INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

13.    DAMAGE OR DESTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

14.    CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

15.    ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . . . . . . . . 13

16.    SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

17.    DEFAULT; REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

18.    PARKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

19.    RELOCATION OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

20.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

       SIGNATURE PAGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

       EXHIBITS

                             BISHOP RANCH BUSINESS PARK

                                   BUILDING LEASE

       This Lease is made and entered into this 13th day of March, 1991, by and between ALEXANDER PROPERTIES COMPANY, a California partnership, (hereinafter "Landlord") and SILICON GRAPHICS, INC., a Delaware corporation (hereinafter "Tenant"). For and in consideration of the rental to be paid and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

       1.     PREMISES

              1.1 DESCRIPTION. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Premises (hereinafter "Premises") crosshatched on Exhibit A containing 5,650 square feet known as Suite 410, located on the Fourth floor of 3000 Executive Parkway, Building Q (hereinafter "Building"), located at San Ramon, California 94583.

              1.2 WORK OF IMPROVEMENT. The obligation of Landlord and Tenant to perform the work and supply the necessary materials and labor to prepare the Premises for occupancy are set forth in detail in Exhibit B and Exhibit C. Landlord and Tenant shall expend all funds and do all acts required of them, if any, in Exhibit B and Exhibit C and shall have the work performed promptly and diligently in a first class workmanlike manner. Any changes initiated by Tenant to the plan (Exhibit C) dated March 4, 1991, which affect the cost of the work shall be paid by Tenant to Landlord promptly after incurred.

       2.     TERM

              2.1 TERM. Subject to Paragraph 2.2 below, the term of this Lease shall be for Five (5) years, commencing May 1, 1991, and ending April 30, 1996, unless sooner terminated pursuant to this Lease.

              2.2 DELAY IN COMMENCEMENT. Tenant agrees that in the event of the inability of Landlord for any reason to deliver possession of the Premises to Tenant on the commencement date set forth in Paragraph 2.1, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until
(i) Landlord has substantially completed the "Tenant Improvements" (as defined in Exhibit C) in accordance with the approved plans therefor and there remain no uncompleted items that would adversely affect Tenant's use of the Premises, and
(ii) Landlord is legally able to and has delivered possession of the Premises to Tenant. In the event Landlord shall not have delivered possession of the Premises within sixty (60) days from the scheduled commencement date, then Tenant at its option, to be exercised within thirty (30) days after the end of said sixty (60) day period, may terminate this Lease and, upon Landlord's return of any monies previously deposited by Tenant, the parties shall have no further rights or liabilities toward each other. If Tenant elects to terminate the Lease pursuant to this paragraph,

Landlord shall refund to Tenant all prepaid rent, and other monies paid by Tenant under the Lease, and neither party shall bear any further rights or obligations under the Lease. Tenant shall be under no obligation to make any rental payments hereunder until Landlord has complied with items (i) and (ii) above. Notwithstanding anything to the contrary in the Lease, acceptance of the Premises shall not be deemed a waiver of Tenant's right to have defects in materials, design, construction, and equipment repaired at Landlord's expense. Tenant shall give notice to Landlord whenever any such defects become reasonably apparent, and Landlord shall repair such defects as soon as practicable. Effective upon completion of the Premises, Landlord hereby warrants that the construction of the Tenant Improvements and Building was performed in accordance with the plans therefor, in a good and workmanlike manner, and that all materials and equipment furnished conform to said plans and are otherwise of good quality.

              2.3 ACKNOWLEDGMENT OF COMMENCEMENT DATE. In the event the commencement date of the term of the Lease is other than as provided in Paragraph 2.1, then Landlord and Tenant shall execute a written acknowledgment of the date of commencement which date shall acknowledge commencement of this Lease and shall attach it to the Lease as Exhibit G.

       3.     RENT.

              3.1 BASE RENT. Tenant shall pay to Landlord as base rent for the Premises in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States of America, the sum of EIGHT THOUSAND TWO HUNDRED NINETY-FIVE AND NO/100 DOLLARS ($8,295.00). If the commencement date is not the first day of a month, or if the Lease termination day is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commenced and/or terminates.

              Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of EIGHT THOUSAND TWO HUNDRED NINETY-FIVE AND NO/100 DOLLARS ($8,295.00) as rent for the eighth (8th) month of the Lease term. The rental for the first seven (7) full months of occupancy shall be abated.

              3.2    ADJUSTMENTS TO BASE RENT.

                     (a) Effective at the commencement of the (37th) month of the Lease term the Base rental shall be increased to NINE THOUSAND FOUR HUNDRED EIGHTY AND NO/100 DOLLARS ($9,480.00) per month.

       4.     SECURITY DEPOSIT

              (Delete)

       5.     TAX AND BUILDING OPERATING COST INCREASES

              5.1 DEFINITIONS. For purposes of this paragraph, the following terms are herein defined:

                     (a) BASE YEAR: The calendar year in which this Lease commences.

                     (b) BUILDING OPERATING COSTS: Building Operating Costs shall include all costs and expenses of ownership, operation and maintenance of Building (excluding depreciation on the Building, all amounts paid on loans of Landlord, expenses capitalized for federal income tax purposes, and Landlord's personal property and income taxes) computed in accordance with generally accepted accounting principles adopted by Landlord consistently applied, including by way of illustration but not limited to: real property taxes and assessments and any tax in addition to or in lieu thereof, other than taxes covered by Paragraph 5.4, whether assessed against Landlord or Tenant or collected by Landlord or both; utilities; parts; equipment; supplies; insurance; license, permit and inspection fees; cost of services and materials of independent contractors (including property management fees not in excess of those customarily charged for similar properties); cost of compensation (including employment taxes and reasonable fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance and repair of Building, its equipment and the adjacent walks, parking and landscaped areas, including janitorial, scavenger, gardening, security, parking, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, signing and advertising (but excluding sources and materials of persons performing services not uniformly available to or performed for substantially all Building tenants); and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Building.

                     (c) COMPUTATION ADJUSTMENT. In the event the Building is not fully occupied for any calendar year of the Term, the Building Operating Costs shall be adjusted to the amount which would have been incurred if the Building had been fully occupied for the year.

              5.2 TENANT'S SHARE. In the event the Building Operating Costs incurred by Landlord during any calendar year following the Base Year shall exceed the Building Operating Costs "expense stop" of $6.00 per square foot of rentable space in the Premises, Tenant shall pay to Landlord the amount of such excess in proportion to Tenant's allocable share. Tenant's share of Building Operating Costs shall be computed based upon a rentable area of the Building of 189,663 square feet and a rentable area of the Premises of 5,650 square feet for a percentage of 2.98%.

              5.3 PAYMENT. Within ninety (90) days after the end of each calendar year following the Base Year, Landlord shall furnish Tenant with a written statement showing in reasonable detail Landlord's Building Operating Costs for the preceding calendar year, and the amount, if any, of any increase or decrease in the sums due from Tenant taking into account prior increases paid by Tenant (if any).

              Coincidentally with the rent payment next due following Tenant's receipt of such statement, Tenant shall pay to Landlord (in the case of an increase), an amount equal to the sum of (i) the difference between Building Operating Costs for the preceding calendar year and the expense stop less increases paid by Tenant (if any); and (ii) one-twelfth (1/12) of said increases for the current calendar year multiplied by the number of rent payments (including the current one) then elapsed in such calendar year. Thereafter, one-twelfth (1/12) of the amount of the increase shall be paid monthly with the rent until the adjustment the following year pursuant hereto. In the event of a decrease, Landlord shall credit the entire amount overpaid by Tenant during the preceding year against the next rent due from Tenant. In no event shall the adjustment entitle Tenant to receive the benefit of a reduction in Building Operating Costs below the level of the expense stop.

              5.4 NEW TAXES. In addition to rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse to Landlord, within thirty (30) days of receipt of a demand therefor, Tenant's pro rata share, specified in Paragraph 5.2, of any and all taxes payable by Landlord (other than net income taxes and advalorem personal and real property taxes and other taxes excluded in Paragraph 5.2 above) whether or not now customary or within the contemplation of the parties hereto (i) upon, allocable to or measured by the area of the Premises or on the rent payable hereunder, including without limitation any gross receipts tax or excise tax levied by the State, any political subdivision thereof, city or federal government with respect to the receipt of such rent; or
(ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (iii) upon or measured by the value of Tenant's personal property, equipment or fixtures located in the Premises; or (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Landlord agrees that during the term of the Lease should an assessment district be levied or formed for Bishop Ranch that said assessments or any portions thereof will not be passed on to Tenant.

              5.5 TENANT'S PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises and the taxes payable (whether levied on Landlord or Tenant) for the cost of the portion of improvements located on the Premises paid for by Tenant. Should Tenant desire to contest the County Assessor's determination of personal property taxes, Tenant agrees to confer in writing with Landlord prior to any such contest. In the event Tenant is not in agreement with said determination, Tenant may then contest such taxes by appropriate legal proceedings, provided Tenant protects Landlord and the Premises by appropriate means reasonably satisfactory to Landlord. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance or rate of the taxing authorities which require Tenant to file a report of Tenant's property leased in the Premises.

       6.     USE

              6.1 USE. The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord.

              6.2 SUITABILITY. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this

Lease. Except for latent or unknown defects and subject to Paragraph 2.2, the taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within fifteen (15) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

              6.3    USES PROHIBITED

                     (a) Tenant shall not do nor permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents (unless Tenant shall pay any increased premium as a result of such use or acts), or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

                     (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

                     (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will violate any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises, or not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord and Tenant. Tenant's obligation under this Paragraph shall be limited to those situations in which a violation, order or duty is imposed resulting from the particular use made of the demised Premises or any portion thereof by Tenant, it being understood that Tenant shall not be responsible for complying with any violations, orders, codes or duties which are imposed on the Building generally and which would have to be complied with whether Tenant or any other tenants were then in possession of the demised Premises.

       7.     SERVICE AND UTILITIES

              7.1 LANDLORD'S OBLIGATIONS. Provided Tenant is not in default hereunder, Landlord shall furnish to the Premises during reasonable hours of all business days except Federal holidays, and subject to the rules and regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises, scavenger, janitorial, window washing service and elevator service customary in similar first class office buildings in the competing geographical areas. Landlord shall also maintain and keep lighted the common lobbies, hallways, stairs and toilet rooms in the Building.

              7.2 TENANT'S OBLIGATION. Tenant shall pay for, prior to delinquency, all telephone and all other materials and services, not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises by Tenant during the term of this Lease.

              7.3    TENANT'S ADDITIONAL REQUIREMENTS.

                     (a) Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, including but without limitation thereto, electronic data processing machines, punch card machines and machines using electric current in excess of 220 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device, for the purposes of using electric current or water.

                     (b) If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord for the use thereof, which consent Landlord may refuse, and Landlord may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The cost of such meters and of installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the city in which the Building is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed to measure such excess use, then Landlord shall have the right to estimate the amount of such use through qualified personnel.

                     (c) Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

                     Landlord shall make all reasonable efforts to cure any interruption or suspension of services and pursue same until completion. If the cessation or stoppage of such services which Landlord is obligated to provide for Tenant causes any portion of the demised Premises to become unusable by Tenant in its reasonable discretion for more than thirty (30) consecutive days, then Tenant shall be entitled to a pro rata abatement of rent as to such unusable portion of the Premises commencing on the thirty-first (31st) day on which the Premises or portion thereof are unusable. Tenant shall not be entitled to any abatement of rent due to usability (i) caused by any act or omission of Tenant; (ii) resulting from a request to Landlord from Tenant to alter, improve or add to the Premises and Tenant has been apprised that such alteration, improvement or addition will cause the cessation to such services; or (iii) where the repairs are those which Tenant is required to furnish hereunder.

              7.4 NONLIABILITY. Except as set forth herein, Landlord shall not be liable for and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by an act of God, acts of the public enemy, fire, floods, epidemics, quarantine restrictions, strikes, labor disputes, freight embargoes, inability to obtain materials or supplies, or unusually severe weather conditions.

       8.     MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS

              8.1    MAINTENANCE AND REPAIRS

                     (a) LANDLORD'S OBLIGATIONS. Landlord shall maintain in good order, condition and repair the Building, the basic heating, ventilating, air conditioning and electrical systems, the plumbing mains and all other portions of the Premises not the obligation of Tenant in the Building. Any maintenance and repair caused by wrongful acts or omissions of Tenant or Tenant's employees, invitees and customers shall be paid for by Tenant.
Landlord shall diligently proceed with and complete all repairs for which it is obligated hereunder and conduct such repairs in a manner which causes the least interference and disruption of Tenant's business and occupation of the Premises.

                     (b)    TENANT'S OBLIGATIONS

                            (1)    Tenant, at Tenant's sole cost and expense,
except for services furnished by Landlord pursuant to Section 7 hereof, shall maintain the Premises in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, all doors, interior windows, and all plumbing pipes, electrical wiring, switches, fixtures and equipment installed for the use of the Premises by Tenant.

                            (2)    Upon the expiration or earlier termination of
this Lease, Tenant shall surrender the Premises in the same condition as received, except for ordinary wear and tear and damage by fire, earthquake, act of God or the elements, not caused by the wrongful act or omission of Tenant or Tenants' agents and shall promptly remove or cause to be removed, at Tenant's expense, from the Premises and the Building any signs, notices and displays placed by Tenant.

                            (3)    Upon the expiration or earlier termination of
this Lease, Tenant shall repair any damage to the Premises or the Building caused by Tenant in the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partitions or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant founded on such delay.

                            (4)    In the event Tenant fails to maintain the
Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the maximum rate permitted by law from the date of payment by Landlord such work. Except for Landlord's gross negligence or willful misconduct, Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

                     (c) COMPLIANCE WITH LAW. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein.

                            (5)    Notwithstanding the foregoing, Tenant shall
not be responsible for the performance or cost of repair and maintenance:
(i) necessitated by the acts or omissions of Landlord or its agents, employees or contractors or the acts of other tenants of the Building or Office Park or their agents, employees or contractors or any other party not an agent of Tenant; (ii) of construction defects in the Building or Tenant improvements;
(iii) arising from a failure to construct the Building, common areas, or Tenant improvements in accordance with all laws, CC&R's and plans approved by Tenant;
(iv) for which Landlord has a right of reimbursement from others; or (v) which would constitute a capital expense, improvement or replacement.

              8.2    ALTERATIONS AND ADDITIONS

                     (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord.

                     (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, performing the work itself, specifying the manner in which the work is done, selecting the contractor by whom the work is to be performed, (provided, however, that such contractor charges reasonable fees), the times during which it is to be accomplished and the requirement that upon written request of Landlord prior to the expiration or earlier termination of the Lease, Tenant will remove any and all permanent improvements or additions to the Premises installed at Tenant's expense and all movable partitions, counters, and fixtures.

                     (c) All alterations, additions or improvements shall, at the expiration or earlier termination of the Lease, become the property of Landlord and shall remain upon and be surrendered with the Premises, unless installed at Tenant's expense.

                     (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder.

       9.     ENTRY BY LANDLORD

              Landlord and Landlord's agents shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord and Landlords' agents shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord or Landlords' agents by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

              Notwithstanding anything to the contrary contained in the Lease,
Landlord: (i) shall not enter the Premises without first giving reasonable prior notice to Tenant, except in the case of emergency, (ii) shall be accompanied by an employee of Tenant at all times while in the Premises, (iii) shall comply with Tenant's security procedures, and (iv) shall not unreasonably interfere with Tenant's use of the Premises.

       10.    LIENS

              Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall reasonably request for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

       11.    INDEMNITY

              11.1 TENANT'S INDEMNITY. Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims of liability for any injury or damage to any person or property whatsoever
(i) occurring in, on or about the Premises or any part thereof; and
(ii) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities," elevators, stairways, passageways, hallways and parking areas), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage is caused in part or in whole by the act, negligence, fault or omission of any duty with respect to the same by Tenant, its agents, contractors, employees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, employees and from and against all costs, reasonable attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord; provided, however, that Tenant shall not be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and its designated agents or employees unless covered by insurance Tenant is required to provide.

              11.2 EXEMPTION OF LANDLORD FROM LIABILITY. Except for Landlord's gross negligence or willful misconduct, Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

              11.3   Tenant shall neither release nor indemnify Landlord from:
(i) the willful misconduct or gross negligence of Landlord or its agents, employees or contractors; or (ii) a breach of Landlord's obligations or representations under the Lease.

              11.4 Landlord shall indemnify Tenant for damages or claims resulting from the willful misconduct or gross negligence of Landlord or its employees, agents or subcontractors, or a breach of Landlord's obligations or representations under the Lease.

       12.    INSURANCE

              12.1 COVERAGE. Tenant shall, at all times during the term of this Lease, and at its own cost and expense, procure and continue in force Bodily Injury and Property Damage Liability Insurance with a combined single limit for bodily injury and property damage of not less than $3,000,000.

              12.2 INSURANCE POLICIES. The aforementioned minimum limit of policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord as an additional insured. Said insurance shall be with companies having a rating of not less than A+X in "Best's Insurance Guide". Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a reasonable handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

              12.3 LANDLORD'S OBLIGATION TO INSURE. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance
(i) of Broad Form General Liability in an amount not less than $1,000,000 per occurrence of bodily injury and property damage, (ii) covering loss or damage to the Building and project improvements, but not Tenant's personal property, fixtures, or equipment, in the amount of the full replacement cost thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, HVAC, and such other perils as Landlord deems reasonably necessary to insure adequately the Building and project of this nature. All such policies shall be with insurance companies having a rating of not less than A+X in "Best's Insurance Guide."

       13.    DAMAGE OR DESTRUCTION

              13.1 PARTIAL DAMAGE - INSURED. In the event the Premises or the Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore such damage, provided insurance proceeds are available to pay eighty percent (80%) or more of the cost of restoration and provided such restoration can be completed within sixty (60) days after the commencement of the work in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect, except that Tenant shall be entitled to proportionate reduction of rent while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with Tenant's business and occupation of the Premises. In the event such repairs cannot be completed within such sixty (60) day period, Tenant shall have the right to terminate the Lease by giving Landlord sixty (60) days' notice from date or damage.

              13.2 PARTIAL DAMAGE - UNINSURED. In the event the Premises or the Building are damaged by a risk not covered by Landlord's insurance or the proceeds of available insurance are less than eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed within sixty (60) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to:
(i) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as hereinabove provided; or (ii) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice. Notwithstanding the foregoing, Tenant shall have the right to terminate the Lease by giving
Landlord sixty (60) days' written notice from the date of damage. In the event of the giving of any notice hereunder to terminate, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination.

              13.3 TOTAL DESTRUCTION. In the event the Premises are totally destroyed or the Premises cannot be restored as required herein under applicable laws and regulations, or more than 50 percent of the rentable area of the Building has been damaged, regardless of any damage to the Premises, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the destruction.

              13.4 DAMAGE NEAR END OF THE TERM. Notwithstanding anything to the contrary contained in this Section 13, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section 13 occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

              13.5 LANDLORD'S OBLIGATIONS. Subject to other provisions of this Lease, except for Landlord's negligence or willful misconduct, Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, partitions, railings, floor coverings, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

       14.    CONDEMNATION

              If all or any part of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option, exercisable within thirty (30) days of receipt of notice of such taking, to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of or business at the Premises. For the purposes of this Lease, any total taking of the Premises for a period in excess of forty-five (45) days or any taking of the Building which affects the Building's public areas (including, without limitation, lobbies, elevators, or restrooms) for a period of twenty (20) days shall be deemed to substantially handicap, impede, and impair Tenant's use of and business at the Premises. Subject to the foregoing, if any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for Tenant's unamortized cost of leasehold improvements or other award for the inability of Tenant to retain occupancy of the Premises. In the event of a partial or temporary taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of Premises so made unusable bears to the rented area of the Premises immediately prior to the taking, and Landlord, at Landlord's cost, shall restore the Premises remaining to an architectural whole with the base rent reduced in proportion to what the area taken bears to the Premises prior to the taking. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent thereunder; any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share herein. In the event Landlord or Tenant shall receive notice of any proposed o pending condemnation proceeding affecting the Premises or Building, the party receiving such notice shall promptly notify the other party.

       15.    ASSIGNMENT AND SUBLETTING

              15.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

              15.2 REASONABLE CONSENT. If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease; (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and
(v) if the rent under the sublease is greater than the rent hereunder that Tenant agrees that the rent payable pursuant to Paragraph 3 shall be increased to equal the rent payable under the sublease.

              15.3 NO RELEASE OF TENANT. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

              15.4 ATTORNEYS' FEES. In the event Landlord shall consent to a sublease or assignment under this Section 15, Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with giving such consent. In no event shall such fees exceed FIVE HUNDRED AND NO/100 DOLLARS ($500.00).

              15.5 TRANSFER OF OWNERSHIP INTEREST. If Tenant is a business entity, any transfer of 50 percent or more of the ownership interest of the entity shall be deemed a transfer under Paragraph 15.1.

              15.6 Notwithstanding anything contained in Section 15 entitled "Assignment and Subletting," Tenant may, without Landlord's prior written consent, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlled by Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Tenant's assets so long as such entity in (i), (ii), or (iii) above is of like or greater credit rating as Tenant.

       16.    SUBORDINATION

              16.1 Landlord represents and warrants, as of the date hereof, and as of the Commencement Date of the Lease, that it has the right to lease the Premises and that Landlord's title to the Premises is free and clear of all third party interests which are or would be in conflict or which would materially affect the rights granted to Tenant herein.

              16.2 SUBORDINATION. Notwithstanding anything to the contrary contained in the Lease, Tenant's leasehold interest shall not be subordinate to any future mortgage, deed of trust, or other instrument of security, nor shall Tenant be required to execute any documents subordinating the Lease, unless the lender agrees to enter into a recognition agreement which: (i) provides that the Lease will not be terminated following a foreclosure if Tenant is not in default, and (ii) recognizes all of Tenant's rights under the Lease. Moreover, if Landlord sells or otherwise conveys its interest in the Premises, Landlord shall not be relieved of its obligations under the Lease unless Landlord's successor-in-interest assumes in writing Landlord's obligations under the Lease.

              16.3 SUBORDINATION AGREEMENTS. Subject to Paragraph 16.2 above, Tenant covenants and agrees to execute and deliver upon demand without charge therefor, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust, as may be reasonably required by Landlord.

              16.4 QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease, performing its covenants and conditions under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject, however, to the terms of the Lease and of any of the aforesaid ground leases, mortgages or deeds of trust described above.

              16.5 ATTORNMENT. In the event any proceedings are brought for default under a ground or any underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the landlord under this Lease, provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

       17.    DEFAULT; REMEDIES

              17.1 DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

                     (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for five (5) days after written notice by Landlord to Tenant);

                     (b) The abandonment or vacation of the Premises by Tenant;

                     (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

                     (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
(60) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

              17.2 REMEDIES. In the event of any such material default or breach by Tenant, Landlord may, at any time thereafter without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

                     (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, and provided that Tenant has not cured such default, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

                     (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation thereto, the following:

                            (1)    The worth at the time of award of any
unpaid rent which had been earned at the time of such termination; plus

                            (2)    The worth at the time of award of the
amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus

                            (3)    The worth at the time of award of the
amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus

                            (4)    The portion of any leasing commission paid
by Landlord applicable to the unexpired portion of the term.

                            (5)    Any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus

                            (6)    At Landlord's election, such other amounts
in addition to or in lieu of the foregoing as may be permitted from time-to-time by applicable state law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in (1) and (2) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in (3) the "worth of at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent" as used in this Paragraph 17, shall be deemed to be and to mean the rent to be paid pursuant to Paragraph 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

              17.3 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

              17.4 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord and has not cured such default within thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

       18.    PARKING

              Tenant and Tenant's employees, invitees and customers shall have the right to use the parking areas of the Building free of charge during the initial term of this Lease subject to such regulations as Landlord shall reasonably adopt from time to time, and subject to the right of Landlord to restrict the use by Tenant and Tenant's employees, invitees and customers when in the reasonable judgment of Landlord such use is excessive for the parking area in relationship to the reasonable use required by other Tenants.

       19.    RELOCATION OF PREMISES

              19.1 CONDITIONS. For the purpose of maintaining an economical and proper distribution of Tenants throughout Bishop Ranch acceptable to Landlord, Landlord shall have the right no more than one time during the term of this Lease to relocate the Premises within Bishop Ranch on the following terms and conditions:

                     (a) The rented and usable areas of the new location are of equal and contiguous size to the existing location and is in Bishop Ranch 8 or 15 (subject to a variation of up to ten percent (10%) provided the amount of rent payable under this Lease is not increased and such variation applies only to a larger size);

                     (b) If the then prevailing rental rate for the new location is less than the amount being paid for the Premises the rent on such new premises shall be reduced to equal the then prevailing rent for the new location;

                     (c) Landlord shall pay the cost of providing tenant improvements including all electrical improvements in the new location comparable in quality and quantity to the tenant improvements in the Premises and the new premises shall be substantially complete (the standard for such shall be as set forth in Paragraph 2.2 above) and ready for Tenant's occupancy prior to Tenant's move.

                     (d) Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution of Premises, including but not limited to costs of moving, door lettering, telephone relocation and reasonable quantities of new stationery;

              19.2 NOTICE. Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefore at least sixty (60) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of ten (10) days after receipt of Landlord's notice to relocate shall have the right (by delivering written notice to Landlord) to terminate this Lease effective thirty (30) days after delivery of written notice to Landlord.

       20.    MISCELLANEOUS

              20.1   ESTOPPEL CERTIFICATE

                     (a) Either party without any charge therefor shall at any time within ten (10) days after prior written notice from the other execute, acknowledge and deliver to the requesting party a statement in writing:

                            (1)    Certifying that this Lease is unmodified
and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; and

                            (2)    Acknowledging that there are not, to the
best of such party's knowledge, any uncured defaults on the part of the requesting party hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                     (b) A party's failure to deliver such statement within such time shall be conclusive upon such party:

                            (1)    That this Lease is in full force and
effect, without modification except as may be represented by the requesting party;

                            (2)    That there are no uncured defaults in the
requesting party's performance; and

                            (3)    That not more than one month's rent has
been paid in advance.

                     (c) If Landlord desires to finance or refinance the Building, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord Tenant's most recent 10K and Annual Report.

              20.2 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises or the Building other than a transfer for security purposes only, Landlord shall be relieved of, after the date specified in any such notice of transfer, all obligations and liabilities accruing thereafter on the part of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

              20.3   CAPTIONS; ATTACHMENTS; DEFINED TERMS

                     (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraph of this Lease.

                     (b) Exhibits attached hereto, and addenda and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

                     (c) The words "Landlord" and "Tenant" as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several; as to a Tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a Tenant's interest in a ground lease of the land underlying the Building. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

              20.4 ENTIRE AGREEMENT. This Lease along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Lease and the exhibits and attachments may be altered, amended or revoked only by instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

              20.5 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

              20.6   COSTS OF SUIT

                     (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid within thirty (30) days after the conclusion of such action (the finality of which is not legally contested).

                     (b) Should either party, without fault be made a party to any litigation instituted by the other or by any third party, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished or any such other person or otherwise arising out of or resulting from any act or transaction of the other party or of any such other person, the other covenants to save and hold harmless the indemnified party from any judgment rendered against such party or the Premises or Building as the case may be, or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by the indemnified party in or in connection with such litigation.

              20.7 TIME; JOINT AND SEVERAL LIABILITY. Time is of the essence of this Lease and each and every provision hereof. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

              20.8 BINDING EFFECT; CHOICE OF LAW. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words imparting such covenants and conditions in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Paragraph 19.2, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

              20.9 WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of any preceding breach or default of any other covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

              20.10 SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

              20.11 HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only and not a renewal hereof or any extension for any further term, and in such case, rent and other monetary sums due hereunder shall be payable in the amount and at the time applicable at the time of expiration and at the time specified in this Lease and such month-to-month tenancy shall arise at one hundred twenty-five percent (125%) of the then annual rent and be subject to every other term, covenant and agreement contained herein.

              20.12  SIGNS

                     (a) Tenant will comply with Landlord's regulations and Tenant shall not place or permit to be placed in or upon the Premises where visible from outside the Premises or any part of the Building, any signs, notices, drapes, shutters, blinds or displays of any type without the prior consent of Landlord. Landlord shall include Tenant in the Building directories located in the Building.

                     (b) Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

              20.13 REASONABLE CONSENT. Except as limited elsewhere in this Lease, wherever this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld or delayed. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said consent is withheld maliciously or in bad faith.

              20.14 INTEREST ON PAST DUE OBLIGATIONS. Except as expressly provided, any amount due to a party hereunder not paid when due shall bear interest at ten percent (10%) per annum from the due date. Payment of such interest shall not alone excuse or cure any default by Tenant under this Lease.

              20.15 RULES AND REGULATIONS. Tenant and Tenant's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with all reasonable and nondiscriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its tenants including those annexed to this Lease as Exhibit D and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. Notwithstanding anything to the contrary contained in the Lease, (i) Tenant shall not be required to comply with any new rules or regulations unless the rule applies to all other tenants in the Building or project, and does not unreasonably interfere with Tenant's use of the Premises and (ii) Tenant shall be permitted to keep food at the Premises and, to prepare such food, may move into and use at the Premises, a microwave oven and refrigerator.

              20.16 NOTICES. All rent and any other amounts payable by Tenant to Landlord shall be paid at the address of Landlord as established pursuant to this paragraph. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be personally delivered or sent in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth below,

Landlord:                          Tenant:

ALEXANDER PROPERTIES COMPANY       SILICON GRAPHICS, INC.
One Annabel Lane, Suite 201        Attention: Legal Services
P.O. Box 640                       2011 N. Shoreline Blvd.
San Ramon, CA 94583                Mountain View, CA 94039-7311

or such other address as shall be established by notice to the other pursuant to this paragraph. In the case of any notice sent by mail, it shall be deemed delivered on the earlier of the third business day following deposit thereof with the United States Postal Service or the delivery date shown on the return receipt prepared in connection therewith. Refusal to accept delivery shall be deemed acceptance of such notice.

              20.17 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation.

              20.18 VACATION OF PREMISES. Tenant shall be responsible for removal of all telephone cables and wires, CRT, data and telephone equipment, and any other form of cabling that exists in Tenant's space ten (10) days after Tenant has vacated Premises. Should Tenant not remove the above mentioned wires, Landlord shall do so and charge Tenant for those costs, or deduct those costs from any deposits held by Landlord.

              20.19 WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other from, and waive their right of recovery against the other with respect to, loss or damage arising out of or incident to any peril of the type to be covered by the insurance required to be carried by the Lease, or Tenant or their agents, employees, contractors, or invitees, or any other cause. Landlord and Tenant shall obtain insurance policies which waive the insurance carriers' right of subrogation for such perils.

              20.20 RIGHT TO TERMINATE. Tenant shall be granted a one time right to terminate this Lease. Said right to terminate may be exercised by Tenant at the commencement of the 37th month of this Lease term by providing Landlord with at least nine (9) months' prior written notice and a cash payment of ONE HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($110,000.00).

              20.21 RELOCATION ALLOWANCE. Upon occupancy of the Premises as evidenced by the execution of Exhibit G, Landlord shall pay Tenant the cash sum of TWENTY THOUSAND AND NO/100 DOLLARS ($20,000.00) as a relocation allowance.

              20.22 HAZARDOUS MATERIALS. Tenant shall not, without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon Tenant's compliance with all requirements imposed by Landlord (including the posting of a surety bond in the amount of the estimated closure costs) in Landlord's sole discretion, install in, handle, generate, store, treat, use or dispose of in, on or about the Project ("Handle," "Handled" or "Handling") any (i) asbestos containing materials, (ii) electrical transformers, fluorescent light fixtures with ballasts or other equipment containing PCB's, or (iii) toxic or hazardous materials or any other substance which constitutes or is regulated as a hazardous, extremely hazardous, toxic, extremely toxic or similarly dangerous material (collectively "Hazardous Materials") under the Comprehensive Environmental Response Compensation and Liability Act, the Clean Water Act, the Resource Conservation and Recovery Act, the California Hazardous Waste Control Act, the Carpenter-Presley-Tanner Hazardous Substance Account Act, or any other law, rule, ordinance or regulation, as amended from time to time (collectively "Hazardous Substance Law". Notwithstanding the foregoing, normal quantities of those Hazardous Materials, if any, customarily used in the conduct of general office activities ("Common Office Chemicals") (for example, copier fluids and cleaning supplies) may be Handled without Landlord's prior written consent.

       All Hazardous Materials, including, without limitation, Common Office Chemicals, which are Handled by Tenant or Tenant's Agents shall be Handled in compliance with the provisions of this Lease, in accordance with all applicable laws, rules, ordinances and regulations and in a manner which will prevent any personal injury, property damage, environmental impairment or other damage, loss or statutory or common law liability resulting therefrom, whether or not such Handling is in violation of any law, rule, ordinance or regulation. Tenant's obligations under the immediately preceding sentence shall include the obligation to remove all Hazardous Materials Handled by Tenant from the Project at the expiration or earlier termination of the Lease, to clean up the Project and all equipment, fixtures, or other property not removed by Tenant pursuant to this Lease from those Hazardous Materials Handled by Tenant, including performing all removal and remediation work necessary to return the Project to the condition existing prior to any such Handling of Hazardous Materials by Tenant ("Clean-up"), to comply with all laws in connection with such Clean-up, including any closure requirements, filing any reports or plans required by any law or governmental authority, and performing or causing to be performed all post-closure monitoring, inspection, testing and other acts necessary to ensure all laws, rules, ordinances and regulations have been complied with and Clean-up has been completed with respect to those Hazardous Materials Handled by Tenant. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure plans, proposed closure plans, remedial action plans, and other notices, communications, plans, documents or instruments relating to the presence of Handling of Hazardous Materials on the Project. If any Holder or governmental agency shall ever require testing to ascertain whether or not there has been any release by Tenant of Hazardous Materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional Rent if such requirement applies to the Premises and such tests prove that Tenant has caused such release. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding Tenant's release of Hazardous Materials on the Premises. In all events, Tenant shall indemnify Landlord and protect, defend and hold Landlord harmless from and against all claims, demands, liabilities, actions, fines, governmental orders, damages, losses, including but not limited to consultants' fees and attorneys' fees, in any way related to the Handling of Hazardous Materials by Tenant on the Premises. LANDLORD'S REPRESENTATION AND WARRANTY. Landlord represents and warrants that as of the date hereof, and as of the Commencement Date of the Lease, (i) the Premises, Building and land upon and the project in which the Premises and Building are located (the "Land") are not in violation of any Hazardous Substance Law; (ii) with the exception of Common Office Chemicals, there are no Hazardous Materials on, under, or about the Premises, Building, or Land; (iii) there is no litigation or governmental action pending, proposed, threatened or anticipated with respect to Hazardous Materials in connection with the Premises,

Building, or Land; and (iv) Landlord's other tenants and Landlord are not in violation of any Hazardous Substance Law and none of the above have been served with a notice from any governmental body or other entity claiming any violation of or requiring or calling attention to the need for, any work, repairs, construction or alterations in order to comply with any Hazardous Substance Law. Landlord shall indemnify Tenant and protect, defend and hold Tenant harmless from and against all claims, demands, liabilities, actions, fines, governmental orders, damages, losses, including but not limited to consultants' fees and attorneys' fees, asserted against Tenant arising from any past, present, or future presence of any Hazardous Materials, on, in, under or affecting all or any portion of the Premises, Building or Land which has not been released by Tenant and any breach by Landlord or Landlord's representations and warranty herein with respect to Hazardous Materials.



       Landlord and Tenant have executed this Lease on the date and year set forth at the beginning of this Lease.



Landlord:                          Tenant:

ALEXANDER PROPERTIES COMPANY,      SILICON GRAPHICS, INC.
a California partnership           a Delaware corporation



By:                                By:
   ---------------------------        ------------------------------------
    Agent

                            EXHIBIT B FOR BISHOP RANCH 8

Listed below are the Standard Material Specifications for tenant improvements at Bishop Ranch 8 along with the definition of the building shell. It is hereby agreed that Landlord shall provide, obtain and install all materials and permits required to build out SILICON GRAPHICS, INC.'S space as drawn on the attached space plan dated 3/4/91 and approved by Tenant under the Standard Material Specifications in this Exhibit B. Should the attached space plan be modified in any manner, Tenant agrees to pay for in advance any modifications as they affect the cost of Tenant's build out.

                             DEFINITION OF BUILDING SHELL

                 * All core areas, elevator lobbies and restrooms complete.

                 * Main HVAC loop in place ready to receive mixing boxes for zoning.

                 * Main fire sprinkler risers and grid in place ready for drop down.

                 *      All perimeter walls sheetrocked and ready for paint.

                 *      Upper floors covered with 3 1/2 inch concrete.

                 *      Electrical service to closets on floor.

                 *      Telephone service/conduit to closets on floor.

               STANDARD TENANT IMPROVEMENTS - MATERIAL SPECIFICATIONS

 ELECTRICAL     *      Day Bright 244 light fixtures with energy conserving
                       ballasts and lamps; per Title 24 requirements.

                *      Double switching in individual offices.

                *      One duplex 110 receptacle at each work station.

                *      One telephone duct at each work station.

 HVAC           *      One zone per 800 square feet.

                *      Individual pneumatic thermostats per 800 sq. ft.

 FIRE           *      One 160 degree rated, Star SSP-1 concealed sprinkler
 SPRINKLERS            head per 144 square feet.

 PARTITIONS     *      Sheetrock walls (5/8 inch) on 21/2 inch steel stands
 AND DOORS             with smooth finish.

                *      Solid core Heritage Oak doors (36" x 96").

                *      Aluminum door jambs.

                *      Schlage door latches or equal.

 PAINT          *      Kelly Moore:  Bone White.

 FIRE RATED     *      Conwed:  Aurora Reveal Tile, 3/4 inch on steel grid
 CEILING GRID
 AND BOARD

 CARPET, TILE   *      Carpet:  Design Weave - Westbridge II.
 AND BASE
                *      Armstrong Imperial Modern Excelon Tile.

                *      32 oz. nylon composition pad.

                *      4 inch rubber top set base or equal.

 WINDOW         *      Mini Blinds:  Color - Alabaster.
 COVERING

                                     EXHIBIT D

                               RULES AND REGULATIONS

       1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building or the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

              All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

              Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however that Tenant may request Landlord to furnish and install a building standard window covering at all exterior windows at Tenant's cost.

       2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to an egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenants normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall go upon the roof of the Building.

       3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the written consent of Landlord.

       4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

       5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of the Landlord and as the Landlord may direct.

       6. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

       7. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture and other special services. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord, and only between 6:00 a.m. and 5:00 p.m.

       8. Tenant shall not use, keep or permit to be used or kept any food or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants of those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

       9. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Tenant shall occupy or permit any portion of his Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

       10. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

       11. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord.

The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

       12. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors employees or invitees, the damage shall have been caused.

       13. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

       14. On Sundays, legal holidays and on Saturday commencing at 12:00 noon and on other days between the hours of 7:00 p.m. and 7:00 a.m. the following day, access to the Building or to the halls, corridors, elevators, or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Building and the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Sundays, legal holidays, and on Saturdays commencing at 12:00 noon and on other days between the hours of 7:00 p.m. and 7:00 a.m. and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its Tenants.

       15. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Tenant.

       16. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

       17. The requirements of Tenant will be attended to only upon application at the Office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from the Landlord.

       18. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

       19. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time-to-time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

       20. Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building and its Tenants.

       21. Tenants shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

       22. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

       23. Landlord shall furnish heating and air conditioning during the hours of 7:00 a.m. and 7:00 p.m. Monday through Friday, except for holidays. In the event Tenant requires heating and air conditioning during off hours, Saturdays, Sundays or holidays, Landlord shall on notice provide such services at the rate established by Landlord from time-to-time. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Tenants, in such manner as it deems best for the benefit of the Tenants generally.

       24. Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to comply with any new rules or regulations unless the rule applies to all other tenants in the Building or project, and does not unreasonably interfere with Tenant's use of the Premises.


ACKNOWLEDGED AND ACCEPTED:


Landlord:                                   Tenant



By:___________________________________      By:________________________________

Date:_________________________________      Date:______________________________

                                     EXHIBIT E

                             JANITORIAL SPECIFICATIONS


The following specific janitorial services will be provided in accordance with provisions of Paragraph 7.1, Landlord's obligations:

OFFICE AREAS  (DAILY)
------------

1. Empty all waste baskets and disposal cans, if liners used, replace as necessary.
2.     Spot dust desks, chairs, file cabinets, counters and furniture.
3.     Spot vacuum all carpets and walk-off mats; spot as necessary.
4.     Sweep all hard surface floors with treated dust mop.

OFFICE AREAS  (WEEKLY)
------------

1.     Vacuum carpets completely, including around base boards, etc.
2.     Perform low dusting of furniture.
3.     Dust window sills and ledges.

OFFICE AREAS  (QUARTERLY)
------------

1.     Perform all high dusting of doors, sashes, moldings, etc.
2.     Dust venetian blinds as needed.

OFFICE AREA CORRIDORS AND LOBBIES  (DAILY SERVICE)
---------------------------------

1.     Vacuum carpets and dust mop any hard floors.
2.     Spot clean carpets of all spillage.
3.     Clean all thresholds.

OFFICE AREA CORRIDORS AND LOBBIES  (WEEKLY)
---------------------------------

1.     Perform all high dusting of doors, sashes, moldings, etc.
2.     Vacuum and clean all ceiling vents.
3.     Polish any metal railings, placards, etc.

STAIRWAYS  (DAILY)
---------

1.     Sweep all hard surface steps.
2.     Dust banisters.

STAIRWAYS  (WEEKLY)
---------

1.     Sweep all hard surfaces.
2.     Spot mop all spills as needed.

RESTROOMS COMMON AREA  (DAILY SERVICE)
---------------------

1.     Empty all waste containers and replace liners as needed.
2.     Clean all metal, mirrors, and fixtures.
3.     Sinks, toilet bowls and urinals are to be kept free of scale.
4.     Clean all lavatory fixtures using disinfectant cleaners.
5.     Wash and disinfect underside and tops of toilet seats.
6.     Wipe down walls around urinals.
7.     Refill soap, towel, and tissue dispensers.
8.     Wet mop tile floors with disinfectant solution.
9.     Refill sanitary napkin machines as necessary.

RESTROOMS COMMON AREA  (WEEKLY)
---------------------

1.     Perform high dusting and vacuum vents.
2. Use germicidal solution in urinal traps, lavatory traps, and floor drains.

RESTROOMS COMMON AREA  (MONTHLY)
---------------------

1.     Scrub floors with power machine.
2.     Wash down all ceramic tile and toilet compartments.

ELEVATORS (DAILY)
---------

1.     Vacuum floors.
2.     Clean thresholds.
3.     Spot walls and polish surfaces.

GENERAL
-------

All glass entry doors to offices, corridors, or lunch rooms are to be cleaned as necessary.

                                     EXHIBIT F

                  DOOR SIGN, DIRECTORY STRIP AND MAIL BOX REQUEST


1. I, the undersigned, hereby authorize Landlord to order one door sign. The business name on it shall be:
                                     Wood  (    )  or glass  (    ) door



_______________________________________________________________________________

2.     The directory strip shall read:



_______________________________________________________________________________


3.     The mail box strip shall read:



_______________________________________________________________________________


_______________________________________   ______________________________________
              Signature                                   Date



              Street Address:      3000 Executive Parkway
                                   ---------------------------
              Suite Number:        410
                                   ---------------------------
              Complex:             Bishop Ranch 8, Building Q
                                   ---------------------------

                                   [LETTERHEAD]




                                     EXHIBIT G

                               COMMENCEMENT OF LEASE


It is hereby agreed to that as of ________________, the Premises located at 3000 Executive Parkway, Suite 410, described in the Lease Agreement dated _______________ by and between ALEXANDER PROPERTIES COMPANY as Landlord and Silicon Graphics, Inc. as Tenant, were occupied by Tenant and that said Lease is in full force and effect.






ACKNOWLEDGED AND ACCEPTED:


LANDLORD:                                   TENANT:



By:____________________________________     By:________________________________

Date:__________________________________     Date:______________________________

                            EXHIBIT B FOR BISHOP RANCH 8

Listed below are the Standard Material Specifications for tenant improvements at Bishop Ranch 8 along with the definition of the building shell. It is hereby agreed that Landlord shall provide, obtain and install all materials and permits required to build out SILICON GRAPHICS, INC.'S space as drawn on the attached space plan dated 3/4/91 and approved by Tenant under the Standard Material Specifications in this Exhibit B. Should the attached space plan be modified in any manner, Tenant agrees to pay for in advance any modifications as they affect the cost of Tenant's build out.



                                DEFINITION OF BUILDING SHELL

                     * All core areas, elevator lobbies and restrooms complete.

                     * Main HVAC loop in place ready to receive mixing boxes for zoning.

                     * Main fire sprinkler risers and grid in place ready for drop down.

                     * All perimeter walls sheetrocked and ready for paint.

                     *      Upper floors covered with 3 1/2 inch concrete.

                     *      Electrical service to closets on floor.

                     *      Telephone service/conduit to closets on floor.

              STANDARD TENANT IMPROVEMENTS - MATERIAL SPECIFICATIONS

 ELECTRICAL          *      Day Bright 244 light fixtures with energy conserving
                            ballasts and lamps; per Title 24 requirements.

                     *      Double switching in individual offices.

                     *      One duplex 110 receptacle at each work
                            station.

                     *      One telephone duct at each work station.

 HVAC                *      One zone per 800 square feet.

                     *      Individual pneumatic thermostats per 800 sq.
                            ft.

 FIRE                *      One 160 degree rated, Star SSP-1 concealed
 SPRINKLERS                 sprinkler head per 144 square feet.


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 PARTITIONS          *      Sheetrock walls (5/8 inch) on 21/2 inch steel
                            stands with smooth finish.
 AND DOORS

                     *      Solid core Heritage Oak doors (36" x 96").

                     *      Aluminum door jambs.

                     *      Schlage door latches or equal.

 PAINT               *      Kelly Moore:  Bone White.

 FIRE RATED          *      Conwed:  Aurora Reveal Tile, 3/4 inch on steel grid
 CEILING GRID
 AND BOARD

 CARPET, TILE AND BASE    *      Carpet:  Design Weave - Westbridge II.

                          *      Armstrong Imperial Modern Excelon Tile.

                          *      32 oz. nylon composition pad.

                          *      4 inch rubber top set base or equal.

 WINDOW COVERING          *      Mini Blinds: Color - Alabaster.



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